Nonrecourse                                               Dated: June 28, 2003
$10,000.00
----------

                                 PROMISSORY NOTE

FOR VALUE RECEIVED, Delightfully Frozen Corp., a Texas Corporation ("Maker"), promises to pay to Linda Graham, a resident of Texas ("Holder"), or order, Ten Thousand Dollars ($10,000.00).

1. PAYMENTS. The principal on the obligation represented hereby (the "Principal") shall be repaid in one lump sum, payable on June 28, 2005, which date is two years from the date hereof (the "Maturity Date").

2. INTEREST. This obligation shall bear simple interest, which shall be at the rate of 10% per annum, payable on the Maturity Date.

3. TYPE AND PLACE OF PAYMENTS. Payments of principal and interest shall be made in lawful money of the United States of America to the above-named Holder or his order at Maker's principal place of business.

4. PREPAYMENT. Advance payment or payments may be made on the principal, without penalty of forfeiture. There shall be no penalty for prepayment.

5. DEFAULT. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holder or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Maker, such events being as follows:

     (a) Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within five (5) days after notice thereof by Holder or the holder of such Note to Maker.

     (b) Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

     (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving any involuntary petition seeking reorganization of the Maker, or any order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver of trustee of all or any substantial portion of property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

6. ATTORNEY'S FEES. If this notice is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy permitted by law is pursued by Holder, because of any default in the terms and conditions herein, then in such event, the undersigned agrees to pay reasonable attorney's fees, costs, or other expenses incurred by Holder in so doing.

7. CONSTRUCTION. This Note shall be governed by and construed in accordance with the laws of the State of Texas.

8. SECURITY. This Note shall be a nonrecourse obligation of Delightfully Frozen Corp.


                                              Delightfully Frozen Corp.

By: /s/  Linda Graham                         By: /s/  Ken Graham
  ----------------------------                  -------------------------------
  Linda Graham                                  Ken Graham, Pres/Treas/Dir




                                              By: /s/  Linda Graham
                                                -------------------------------
                                                Linda Graham, VP/Sec/Dir